UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________

FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2021
 ___________________________

ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-36065	27-0072226
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
128 Sidney Street
Cambridge,	MA		02139
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per share	XLRN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 7.01    Regulation FD Disclosure.

Acceleron Pharma Inc. (the "Company") intends to participate in investor meetings at the 39th Annual J.P. Morgan Healthcare Conference (the "Conference") during the week of January 11, 2021, and intends to present an overview of the Company along with its corporate priorities at the Conference on January 11, 2021.

The slide presentation to be used in investor meetings and presented at the Conference is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The furnishing of the attached slide presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Company's filings with the Securities and Exchange Commission and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or for any other purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	Slide presentation of Acceleron Pharma Inc. dated January 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ Adam M. Veness, Esq.
Adam M. Veness, Esq.
Senior Vice President, General Counsel and Secretary

Date: January 11, 2021

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